EXHIBIT 10.8
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SIGNATURE EYEWEAR [LOGO]

The following is the 1st amendment to the employment agreement between Michael Prince and Signature Eyewear, Inc. dated April 21, 2003 and should be attached to the original agreement.

          Section 2 - The term of the employment agreement is amended to end of August 31, 2010

          Section 4.1 - The Base Annual salary shall be increased from $240,000 to $275,000. Effective August 1, 2005 and per the agreement reviewed annually by the Board.

All other terms and conditions remain the same.



/s/ Ed Meltzer                                              10/3/05
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Ed Meltzer                                              Date:
Chairman Compensation Committee


/s/ Ted Pasternack                                          9/24/05
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Ted Pasternack                                          Date:
Compensation Committee Member


/s/ Michael Prince                                          10/6/05
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Michael Prince                                          Date:
Chief Executive Officer